UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2016
 ______________________________________________________________
TerraForm Global, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-37528	47-1919173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 29, 2016, TerraForm Global, Inc. (the “Company”) issued a press release announcing that it had posted a presentation to the Investor section of its website containing estimates for key financial metrics for 2016 and an update on the Company’s path forward as an operationally independent company. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation is attached hereto as Exhibit 99.2. The information contained in the presentation should be read in conjunction with the risk factors the Company previously furnished to the Securities and Exchange Commission as an exhibit to its Current Report on Form 8-K on July 20, 2016 and with subsequent filings on Form 8-K. The estimates for key financial metrics for 2016 may change materially as a result of the completion of the audit of, and completion of review procedures with respect to, the Company’s financial results. The estimates for key financial metrics for 2016 do not represent a complete picture of the Company’s financial position, results of operations or cash flows and are not a replacement for full financial statements prepared in accordance with U.S. GAAP.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release and the presentation attached as exhibits hereto, this Form 8-K, the press release and the presentation contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release and presentation regarding these forward-looking statements.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated November 29, 2016, titled “TerraForm Global Posts Investor Presentation”
99.2	Presentation, dated November 29, 2016, titled “Investor Update”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM GLOBAL, INC.

		By:	/s/ Rebecca Cranna
Date:	November 29, 2016	Name:	Rebecca Cranna
		Title	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated November 29, 2016, titled “TerraForm Global Posts Investor Presentation”
99.2	Presentation, dated November 29, 2016, titled “Investor Update”